Dear Shareholder,

In an effort to more closely align the existing investment philosophy, process, and objective with the Fund names, we have recently changed the names of two funds. The name of the WesMark Growth Fund is being changed to the WesMark Large Company Fund. In addition, the WesMark Small Company Growth Fund is being changed to the WesMark Small Company Fund. The changes better align the long-term investment management philosophy with Fund names.

The changes will be effective as of July 23, 2021. A copy of the July 23, 2021, amendment to the Prospectus dated February 28, 2021, which details the name changes and associated revisions, is set forth below for your reference.

Should you have any questions regarding these changes, please feel free to contact your WesMark Representative or Shareholder Services at 1-800-864-1013.

/s/ Scott Love

Scott Love

President

WesMark Funds

WESMARK FUNDS

WesMark Small Company Growth Fund (WMKSX)
WesMark Growth Fund (WMKGX)

SUPPLEMENT DATED JULY 23, 2021 TO THE
PROSPECTUS DATED FEBRUARY 28, 2021

Effective July 23, 2021, the following revisions have been incorporated into the WesMark Funds’ Prospectus dated February 28, 2021:

The WesMark Small Company Growth Fund’s name has been changed to the WesMark Small Company Fund and the WesMark Growth Fund’s name has been changed to the WesMark Large Company Fund. All references to the WesMark Small Company Growth Fund and the WesMark Growth Fund contained in the Prospectus dated February 28, 2021, are hereby amended and revised accordingly.

The first sentence of the second paragraph of the section entitled “Principal Investment Strategies of the Fund” on page 2 is hereby deleted and replaced with the following:

The Adviser seeks to select common stocks of companies with characteristics such as above-average earnings growth potential or where significant company or industry changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

The first two paragraphs of the section entitled “Principal Investment Strategies of the Fund” in the WesMark Large Company Fund’s Summary Section on page 6 is hereby deleted and replaced with the following:

The Fund pursues its investment objective primarily by selecting equity securities of large capitalization companies. In creating a diversified portfolio of investments in large-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), defines large companies as companies within the market capitalization range of the Standard & Poor’s 500® Index (S&P 500), at the time of purchasing a security. As of June 30, 2021, the market capitalization of the S&P 500 ranged from approximately $3.99 billion to $2.29 trillion.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), seeks to invest in companies that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity, have characteristics to generate above average sustainable growth while trading at reasonable valuations. The Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Equity securities may include common stocks, preferred stocks, securities (including debt securities) that are convertible into common stocks, and exchange traded funds (ETFs) and other investment companies. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase ETFs or other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies. The Adviser attempts to add value through security selection, industry allocation, and the research process while monitoring risk.

The first paragraph of the section entitled “What Are The Funds’ Investment Strategies – WesMark Small Company Fund – Implementation of Investment Objectives” on page 31 is hereby deleted and replaced with the following:

The Fund normally will invest at least 80% of its net assets in investments in small companies. The Adviser seeks to select common stocks of companies with characteristics such as above-average earnings growth potential or where significant company or industry changes are taking place, such as new products, services, methods of distribution, or overall business restructuring. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase exchange traded funds (ETFs) or other investment companies, in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies.

Opportunities are identified in growth industries and more mature industries for investment by the Adviser. Equity securities include common stocks, preferred stocks and securities (including debt securities) that are convertible into common stocks. The Fund will invest primarily in securities issued by domestic companies.

The first paragraph of the section entitled “What Are The Funds’ Investment Strategies” – WesMark Large Company Fund – Implementation of Investment Objectives on page 32 is hereby deleted and replaced with the following:

The Fund pursues its investment objective primarily by selecting equity securities of large capitalization companies. In creating a diversified portfolio of investments in large-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), defines large companies as companies within the market capitalization range of the S&P 500, at the time of purchasing a security. As of June 30, 2021, the market capitalization of the S&P500 ranged from approximately $3.99 billion to $2.29 trillion.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), seeks to invest in companies that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity, have characteristics to generate above average sustainable growth while trading at reasonable valuations. The Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Equity securities may include common stocks, preferred stocks, securities (including debt securities) that are convertible into common stocks, and exchange traded funds (ETFs) and other investment companies. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase ETFs or other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies. The Adviser attempts to add value through security selection, industry allocation, and the research process while monitoring risk.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE